UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): September 13, 2005

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-079-0350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 Park Avenue

New York, NY, 10154

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 13, 2005, the Company’s Board of Directors elected Louis J. Freeh to its Board of Directors. His election is effective September 13, 2005. Mr. Freeh will stand for election by stockholders at the Annual Meeting of Stockholders in May 2006. The size of the Board of Directors was increased to twelve in connection with the election. Mr. Freeh was not elected pursuant to any arrangement or understanding between him and any other persons. A copy of the press release announcing his election is attached to this report as Exhibit 99.1.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 13, 2005, the Board of Directors of the Company amended several sections of its Bylaws effective as of September 13, 2005. The changes to the Bylaws include: (1) revising the advance notice requirements for a stockholder to bring a nomination or other business before the annual meeting to (a) require a representation as to whether the stockholder intends to deliver a proxy statement or solicit proxies and (b) provide that if the stockholder, or a representative of the stockholder, fails to attend the meeting, such stockholder’s nomination will be disregarded and such stockholder’s business shall not be transacted, (2) permitting the use of electronic transmissions to provide notice of meetings, (3) permitting stockholders and directors to consent to action by means of electronic transmission, (4) permitting meetings of stockholders by remote communication, (5) replacing references to the “number of shares” with the concept of “voting power” for determinations of quorum and the vote required for stockholder action, (6) setting forth provisions relating to the conduct of stockholder meetings, (7) deleting the reference to the number of directors, which number will be fixed by the Board of Directors from time to time, (8) establishing a quorum of directors at the majority of the number of directors, (9) permitting the members of any committee to appoint members of the Board of Directors to the committee to replace an absent or disqualified member of such committee, and (10) replacing references to “share” and “shareholder” with “stock” and “stockholder.”

The summary of changes to the Bylaws set forth above is qualified in its entirety by reference to the full text of the Bylaws of Bristol-Myers Squibb Company, a copy of which is attached to this report as Exhibit 3b and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

3b.	Bylaws of Bristol-Myers Squibb Company, effective September 13, 2005

99.1.	Press release dated September 13, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: September 13, 2005	By:	/s/ Sandra Leung
	Name:	Sandra Leung
	Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description
3b	Bylaws of Bristol-Myers Squibb Company, effective September 13, 2005

99.1	Press release dated September 13, 2005